                                                                 EXHIBIT 2


                            JOINT REPORTING AGREEMENT

     In consideration of the mutual covenants herein contained, each of the parties hereto represents to and agrees with the other party as follows:

     1. Such party is eligible to file a statement or statements on Schedule 13G pertaining to the Class B Common Stock, $.01 par value per share, of Golden State Vintners, Inc., to which this agreement is an exhibit, for filing of the information contained therein.

     2. Such party is responsible for timely filing of such statement and any amendments thereto and for the completeness and accuracy of the information concerning such party contained therein, PROVIDED that no such party is responsible for the completeness or accuracy of the information concerning the other parties making the filing, unless such party knows or has reason to believe that such information is inaccurate.

     3. Such party agrees that such statement is filed by and on behalf of each party and that any amendment thereto will be filed on behalf of each such party.

     This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

Dated: June 1, 1999

                                 SBIC PARTNERS, L.P.,
                                 a Texas limited partnership

                                 By:  Forrest Binkley & Brown L.P.,
                                      a Texas limited partnership
                                      Its: General Partner

                                      By: Forrest Binkley & Brown Venture Co.,
                                          a Texas corporation
                                          Its: General Partner

                                          By: /s/ Gregory J. Forrest
                                              --------------------------------
                                              Gregory J. Forrest,
                                              President

                                          By: /s/ Nicholas B. Binkley
                                              --------------------------------
                                              Nicholas B. Binkley,
                                              President

                                          By: /s/ Jeffrey J. Brown
                                              --------------------------------
                                              Jeffrey J. Brown,
                                              President


                                 FORREST BINKLEY & BROWN L.P.,
                                 a Texas limited partnership

                                 By:  Forrest Binkley & Brown Venture Co.,
                                      a Texas corporation
                                      Its: General Partner

                                          By: /s/ Gregory J. Forrest
                                              --------------------------------
                                              Gregory J. Forrest,
                                              President

                                          By: /s/ Nicholas B. Binkley
                                              --------------------------------
                                              Nicholas B. Binkley,
                                              President

                                          By: /s/ Jeffrey J. Brown
                                              --------------------------------
                                              Jeffrey J. Brown,
                                              President

                               Page 15 of 16 pages

                                 FORREST BINKLEY & BROWN VENTURE CO.,
                                 a Texas CORPORATION

                                 By: /s/ Gregory J. Forrest
                                     --------------------------------
                                     Gregory J. Forrest,
                                     President

                                 By: /s/ Nicholas B. Binkley
                                     --------------------------------
                                     Nicholas B. Binkley,
                                     President

                                 By: /s/ Jeffrey J. Brown
                                     --------------------------------
                                     Jeffrey J. Brown
                                     President


                                     /s/ Gregory J. Forrest
                                     --------------------------------
                                     Gregory J. Forrest

                                     /s/ Nicholas B. Binkley
                                     --------------------------------
                                     Nicholas B. Binkley

                                     /s/ Jeffrey J. Brown
                                     --------------------------------
                                     Jeffrey J. Brown


                               Page 16 of 16 pages